Reconciliation of Changes in Redeemable Preferred Stock and Stockholders' Equity (Deficit) (Details) - USD ($)	Jun. 30, 2022	Mar. 31, 2022	Dec. 31, 2021	Jun. 30, 2021	Mar. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Total stockholders' equity	$ (37,121,272)	$ (41,258,266)	$ (38,549,913)	$ (38,258,536)	$ (40,766,784)	$ (39,007,835)	$ (7,694,433)
Big Cypress Acquisition Corp [Member]
Cash - BCYP trust and cash, net of redemptions			22,535,723
Plus: restricted cash - Forward Share Purchase Agreement			13,098,599
Less: non-cash net working capital assumed from BCYP			(5,067,682)
Less: forward share purchase liability assumed from BCYP			(13,098,599)
Less: fair value of redeemable warrants			(6,569,062)
Less: transaction costs allocated to the Company's equity			(3,294,096)
Total stockholders' equity			$ 7,604,883